UBS U.S. Allocation Fund
Supplement to the prospectus (the “Prospectus”) and the Statement of Additional Information (“SAI”), each dated December 28, 2007

November 28, 2008

Dear Investor,

The purpose of this supplement is to update information regarding certain revenue sharing arrangements in connection with the sale of shares of UBS U.S. Allocation Fund (the “fund”).

As a result, the Prospectus and SAI are revised as follows:

The section captioned “Additional compensation to affiliated dealer” on page 19 of the Prospectus is revised by replacing the last paragraph of that section with the following:

The foregoing payments are made by UBS Global AM out of its own resources. These payments are often referred to as “revenue sharing.”

The following is added after the section captioned “Additional compensation to affiliated dealer” on page 19 of the Prospectus:

Additional compensation to financial institution(s)
UBS Global AM (US) or UBS Global AM may pay compensation, out of UBS Global AM’s profits and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as “revenue sharing.” Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the fund, any record keeping or sub-transfer agency fees payable by the fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS Global AM’s own resources and not as an additional charge to the fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS Global AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

ZS357

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.

The following is added after the third full paragraph on page 48 of the SAI:

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares (except in connection with assets in certain retirement related accounts):

• 0.05% of the value (at the time of sale) of all shares of the fund sold through UBS Financial Services Inc.; and

• a monthly retention fee based on the value of shares of the fund that are held in a UBS Financial Services Inc. account at month-end calculated at the following rate: a blended annual rate of 0.10% with respect to the equity portion of the fund’s portfolio and 0.075% with respect to the fixed income portion of the fund’s portfolio.

The foregoing payments are made by UBS Global AM out of its own resources. These payments are often referred to as “revenue sharing.”

Additional compensation to financial institution(s). As of November 2008, the unaffiliated financial institutions that UBS Global AM (US) anticipates will receive additional compensation (as described in the prospectus) from UBS Global AM (US) or UBS Global AM, from UBS Global AM’s own resources, include:

Morgan Stanley & Co. Incorporated (“Morgan Stanley”)

With respect to Qualifying Shares, UBS Global AM (US), as per written agreement between both parties, annually pays Morgan Stanley no more than the greater of (i) 0.20% (20 basis points) of the average daily value of all Qualifying Shares of the fund or (ii) $50,000. Qualifying Shares are defined as those shares of the fund (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by Morgan Stanley and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per written agreement between both parties, pays Morgan Stanley quarterly at the annual rate of 0.03% (3 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the fund (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers on the fund’s records as broker-dealer of record and (iii) held in fee-based advisory programs offered by Morgan Stanley to taxable accounts but do not include money market shares, or shares, if any, held in non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares.

The foregoing payments are made by UBS Global AM out of its own resources. Such payments are often referred to as “revenue sharing.”

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.